J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Strategic Debt Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated June 1, 2017

to the Prospectuses and Summary Prospectuses

dated March 1, 2017, as supplemented

Effective immediately, the portfolio management information for the JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) is hereby updated to reflect that Joanne Baxter has returned from leave. The section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2012	Managing Director
Joanne Baxter	2017	Executive Director
Emil Babayev	2016	Executive Director
Ravinder Singh	2016	Executive Director

In addition, the paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

JPMorgan Emerging Markets Strategic Debt Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are Pierre Yves Bareau, Managing Director, Joanne Baxter, Executive Director, Emil Babayev, Executive Director and Ravinder Singh, Executive Director. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Mr. Bareau, Ms. Baxter and Mr. Singh work together to establish the overall duration, yield curve strategies, risk characteristics, and sector and currency allocations of the Fund. Within these parameters, Mr. Bareau, Ms. Baxter and Mr. Singh make the day-to-day investment decisions concerning debt securities and other strategies used by the Fund. Mr. Babayev is responsible for management of the Fund’s investment in sovereign debt denominated in U.S. dollar and developed market currencies. An employee of JPMIM since 2009, Mr. Bareau has been a portfolio manager for the Fund since its inception. An employee of JPMIM since 2010, Ms. Baxter is a portfolio manager within the emerging markets debt team. Mr. Singh is a trader within the emerging markets debt team and has been an employee of JPMIM since 2012. Prior to joining the firm in 2012, Mr. Singh was a credit trader at Morgan Stanley, specializing in Central and Eastern Europe, Middle East, and Africa (CEEMEA) credits. Mr. Babayev has been an employee of JPMIM since 2000 and currently serves as a portfolio manager within the emerging markets debt team.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE.

SUP-EMSD-617